Exhibit 21.1

Subsidiaries of Registrant

Chimera RMBS Whole Pool LLC (formerly known as Chimera Asset Holding LLC), a Delaware limited liability company.
Chimera RMBS LLC (formerly known as Chimera Holding LLC), a Delaware limited liability company.
Chimera CMBS Whole Pool LLC (formerly known as Chimera Whole Pool Securities LLC), a Delaware limited liability company
Chimera Insurance Company, LLC, a Missouri limited liability company
CIM Trading Company LLC, a Delaware limited liability company
Chimera Funding TRS LLC, a Delaware limited liability company
Chimera 2010-11 LLC, a Delaware limited liability company
Chimera 2012-1 LLC, a Delaware limited liability company
Chimera 2015-1 LLC, a Delaware limited liability company
Chimera 2015-2 LLC, a Delaware limited liability company
Chimera 2015-3 LLC, a Delaware limited liability company
Chimera 2015-4 LLC, a Delaware limited liability company
Chimera CSMC 2014 CIM 1 LLC, a Delaware limited liability company
Chimera Mortgage Securities LLC (formerly known as Chimera Mortgage Trust LLC), a Delaware limited liability company
Chimera RMBS Securities LLC, a Delaware limited liability company
Chimera Securities Holdings LLC, a Delaware limited liability company
Chimera Special Holding LLC, a Delaware limited liability company
CIM RR 2009-07 LLC, a Delaware limited liability company

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements:

(1) Registration Statement (Form S-3 No. 333-209249) of Chimera Investment Corporation,

(2) Registration Statement (Form S-3 No. 333-209250) of Chimera Investment Corporation,

(3) Registration Statement (Form S-8 No. 333-209248) pertaining to the Amended and Restated 2007 Equity Incentive Plan of Chimera Investment Corporation, and

(4) Registration Statement (Form S-8 No. 333- 14774) pertaining to the Amended and Restated 2007 Equity Incentive Plan of Chimera Investment Corporation;

of our reports dated February 25, 2016, with respect to the consolidated financial statements of Chimera Investment Corporation and the effectiveness of internal control over financial reporting of Chimera Investment Corporation included in this Annual Report (Form 10-K) of Chimera Investment Corporation for the year ended December 31, 2015.

/s/ Ernst & Young LLP

New York, New York

February 25, 2016